Exhibit 99.1

News Release

Media Contact:	Jared Maxwell	Investor Contact:	Scott Gleason
	(801) 505-5027		(801) 584-1143
	jmaxwell@myriad.com		sgleason@myriad.com

Myriad Genetics Announces Inducement Awards

SALT LAKE CITY, August 14, 2020 – Myriad Genetics, Inc. (NASDAQ: MYGN, “Myriad” or the “Company”), a global leader in molecular diagnostics and precision medicine, today announced that in connection with the previously announced appointment of Paul J. Diaz as President and Chief Executive Officer of the Company, effective yesterday, August 13, 2020, the Company’s Board of Directors authorized the grant to Mr. Diaz of (i) a restricted stock unit award for 298,954 shares of the Company’s common stock, effective as of the first day of his employment (the “RSUs”); (ii) a performance stock unit award for 298,954 shares of the Company’s common stock, to be effective within a reasonable period of time following his first day of employment (the “PSUs”); (iii) a time-based non-qualified stock option for the purchase of 342,040 shares of the Company’s common stock, effective as of the first day of his employment (the “Time-Based Options”); and (iv) a performance-based non-qualified stock option for the purchase of 339,088 shares of the Company’s common stock, effective as of the first day of his employment (the “Performance-Based Options” and together with the RSUs, PSUs and Time-Based Options, the “Inducement Awards”). The Inducement Awards are inducements material to Mr. Diaz’s entering into employment with the Company in accordance with Nasdaq listing Rule 5635(c)(4).

The Time-Based Options and Performance-Based Options have an exercise price of $13.38 per share, the fair market value of the Company’s common stock on the date of grant. The Time-Based Options will vest as to 25% of the shares on each of the first four anniversaries of Mr. Diaz’s employment. The shares subject to the Performance-Based Options become eligible to vest upon achievement of certain stock price targets and shall vest as to one-fifth (1/5) of the shares subject to the Performance-Based Options upon achievement of each of five stock price targets, provided that no portion of the Performance-Based Options may vest earlier than the first anniversary of Mr. Diaz’s employment. The Time-Based Options and Performance-Based Options each have seven-year terms and are subject to the terms and conditions of their respective stock option agreements.

The RSUs will vest as to 50% of the shares on the first anniversary of Mr. Diaz’s employment with the remainder vesting in equal instalments on each of the second, third and fourth anniversaries of Mr. Diaz’s employment. The shares subject to the PSUs become eligible to vest upon achievement of certain performance targets for the fiscal year ending June 30, 2021. To the extent that the performance targets have been met, the PSUs will vest as to 25% of the shares on the date the performance targets are determined to have been met, with the remainder vesting in equal instalments on each of the second, third and fourth anniversaries of Mr. Diaz’s employment. The RSUs and PSUs are subject to the terms and conditions of their respective restricted stock unit agreements.

About Myriad Genetics

Myriad Genetics, Inc. is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics. Myriad discovers and commercializes molecular diagnostic tests that determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs. Myriad is focused on three strategic imperatives: transitioning and expanding its hereditary cancer testing markets, diversifying its product portfolio through the introduction of new products and increasing the revenue contribution from international markets. For more information on how Myriad is making a difference, please visit the Company’s website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice CDx, Vectra, Prequel, ForeSight, GeneSight, riskScore and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s strategic imperatives under the caption “About Myriad Genetics.” These “forward-looking statements” are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to:

uncertainties associated with COVID-19, including its possible effects on our operations and the demand for our products and services; our ability to efficiently and flexibly manage our business amid uncertainties related to COVID-19; the risk that sales and profit margins of our molecular diagnostic tests and pharmaceutical and clinical services may decline; risks related to our ability to transition from our existing product portfolio to our new tests, including unexpected costs and delays; risks related to decisions or changes in governmental or private insurers’ reimbursement levels for our tests or our ability to obtain reimbursement for our new tests at comparable levels to our existing tests; risks related to increased competition and the development of new competing tests and services; the risk that we may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that we may not successfully develop new markets for our molecular diagnostic tests and pharmaceutical and clinical services, including our ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying our molecular diagnostic tests and pharmaceutical and clinical services and any future tests and services are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating our laboratory testing facilities and our healthcare clinic; risks related to public concern over genetic testing in general or our tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to our ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to our ability to successfully integrate and derive benefits from any technologies or businesses that we license or acquire; risks related to our projections about our business, results of operations and financial condition; risks related to the potential market opportunity for our products and services; the risk that we or our licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying our tests; the risk of patent-infringement claims or challenges to the validity of our patents or other intellectual property; risks related to changes in intellectual property laws covering our molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decisions in Mayo Collab. Servs. v. Prometheus Labs., Inc., 566 U.S. 66 (2012), Ass’n for Molecular Pathology v. Myriad Genetics, Inc., 569 U.S. 576 (2013), and Alice Corp. v. CLS Bank Int’l, 573 U.S. 208 (2014); risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that we may be unable to comply with financial operating covenants under our credit or lending agreements; the risk that we will be unable to pay, when due, amounts due under our credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. All information in this press release is as of the date of the release, and Myriad undertakes no duty to update this information unless required by law.

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